 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 20, 2012

HANGOVER JOE’S HOLDING CORPORATION
 (Name of registrant as specified in its charter)

Colorado	000-525-33	20-8097439
State of Incorporation	Commission File Number	IRS Employer Identification No.

9457 S. University #349
Highlands Ranch, CO  80126
 (Address of principal executive offices)

303-872-5939
Telephone number, including
Area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD

On December 20, 2012, Hangover Joe’s Holding Corporation released an investor presentation.  A copy of this is attached as Exhibit 99.1 and incorporated by reference herein.

Item 9.01(d) Exhibits

99.1	Investor presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on the 20th day of December 2012.

Hangover Joe’s Holding Corporation

By:	/s/ Michael Jaynes
Michael Jaynes, President and CEO